Exhibit 99.2

BRE Properties, Inc.

First Quarter 2009

Earnings Release and

Supplemental Financial Data

Pinnacle MacArthur Place

253 Units

Santa Ana, CA

BRE Properties, Inc.	Phone:	415.445.6530
525 Market Street, 4th Floor	Fax:	415.445.6505
San Francisco, CA 94105	E-mail:	ir@breproperties.com

Investor contact: Ed Lange

EVP, COO and Chief Financial Officer

415.445.6530

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

First Quarter 2009

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

First Quarter 2009

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended March 31,
OPERATING INFORMATION	2009	2008
Total revenues (1)	$83,683	$81,530

Net income available to common shareholders	$12,993	$12,704
Per diluted share	$0.25	$0.25

Funds from Operations (2)	$34,791	$34,205
FFO per diluted share	$0.66	$0.65

Net impact of APB 14-1 - non cash interest expense (3)	$1,615	$1,502
Per diluted share	$0.03	$0.03

Dividends per share	$0.5625	$0.5625

Adjusted EBITDA (2)	$58,423	$59,860

Common dividends	$29,161	$28,878
Preferred dividends	$2,953	$2,953
Interest expense, excluding non cash interest expense from APB 14-1 and capitalized interest.	$19,407	$21,496

Interest coverage ratio (4)	3.0	2.8

Fixed charge coverage ratio (4)	2.6	2.4

Same-store revenue increase/decrease	-0.6%	4.6%
Same-store expense increase/decrease	0.7%	5.6%
Same-store NOI increase/decrease	-1.1%	4.2%
Same-Store Operating margins	70%	71%

CAPITALIZATION DATA	3/31/09	3/31/08
Net real estate investments	$2,907,698	$2,913,762
Total assets, gross	$3,538,122	$3,465,350

Total debt	$1,956,662	$1,937,783
Redeemable noncontrolling interests	$23,447	$46,608
Preferred stock (at liquidation preference)	$175,000	$175,000
Total shareholders’ equity	$962,584	$924,855

Common shares and units outstanding	52,021	51,852
Share price, end of period	$19.63	$45.56

Total market capitalization	$3,152,834	$4,475,160
Total book capitalization	$2,942,693	$2,936,958

Debt to total assets, gross	55%	56%
Debt to total market capitalization	62%	43%
Debt to total book capitalization	66%	66%
Secured debt to total assets	4%	5%

COMMUNITY INFORMATION	3/31/09	3/31/08
Operating communities:
Wholly or Majority Owned Communities	73	80
Wholly or Majority Owned Units	21,480	22,680

Unconsolidated Joint Venture Communities	13	13
Unconsolidated Joint Venture Units	4,080	4,080

Communities under development:
Communities	7	7
Units	2,043	2,253

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents adoption of APB 14-1, with required retrospective application to all periods. The interest cost adjustment relates to our $460 million 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(4)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

First Quarter 2009

(Unaudited, dollar amounts in thousands except per share data)

	March 31, 2009	December 31, 2008 (1)
ASSETS
Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$2,930,030	$2,907,902
Construction in progress	204,857	295,074
Less: accumulated depreciation	(501,334)	(509,647)

	2,633,553	2,693,329

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	62,507	62,497

Real estate held for sale, net	84,797	31,936

Land under development	126,841	123,609

Total real estate portfolio	2,907,698	2,911,371

Cash	5,845	7,724
Other assets	89,925	73,521

TOTAL ASSETS	$3,003,468	$2,992,616

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,457,662	$1,505,905
Unsecured line of credit	365,000	245,000
Mortgage loans	134,000	151,496
Accounts payable and accrued expenses	60,775	91,039

Total liabilities	2,017,437	1,993,440

Redeemable noncontrolling interests	23,447	29,972

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at March 31, 2009 and December 31, 2008 , respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 51,241,008 and 51,149,745 at March 31, 2009 and December 31, 2008, respectively.	512	511
Additional paid-in capital	962,002	968,623

Total shareholders’ equity	962,584	969,204

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,003,468	$2,992,616

(1)	Balance sheet is restated to reflect the adoption of APB 14-1 & SFAS No. 160.

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended March 31, 2009 and 2008

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 3/31/09	Quarter ended 3/31/08
REVENUE
Rental income	$80,437	$78,376
Ancillary income	3,246	3,154

Total revenue	83,683	81,530

EXPENSES
Real estate expenses	$25,441	$24,381
Depreciation	20,528	19,224
Interest expense (1)	21,022	22,963
General and administrative	4,326	4,655

Total expenses	71,317	71,223

Other income	628	594

Income before minority interests, partnership income and discontinued operations	12,994	10,901

Partnership income	656	631

Income from continuing operations	13,650	11,532
Discontinued operations:
Discontinued operations, net (2)	2,841	4,705

Total discontinued operations	2,841	4,705

NET INCOME	$16,491	$16,237

Redeemable noncontrolling interest in income	545	580

Dividends attributable to preferred stock	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,993	$12,704

Net income per common share - basic	$0.25	$0.25

Net income per common share - assuming dilution	$0.25	$0.25

Weighted average shares outstanding - basic (3)	51,180	50,985

Weighted average shares outstanding - assuming dilution (3)	51,180	51,379

(1)	Income Statement for the three months ended March 31, 2008 has been restated to reflect the adoption of APB 14-1.
(2)	Details of net earnings from discontinued operations. For 2009, includes five operating properties classified as held for sale as of March 31, 2009. The 2008 totals include the properties mentioned above and six properties sold in 2008.

	Three months ended 3/31/09	Three months ended 3/31/08
Rental and ancillary income	$4,925	$9,435
Real estate expenses	(1,702)	(3,294)
Depreciation	(382)	(1,401)
Interest expense	—	(35)

Income from discontinued operations, net	$2,841	$4,705

(3)	See analysis of weighted average shares and ending shares in Exhibit B. Share count for the three months ended March 31, 2008 restated to reflect retroactive adoption of EITF 03-6-1.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
ASSETS
Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$2,930,030	$2,907,902	$2,840,768	$2,853,364	$2,842,288
Construction in progress	204,857	295,074	313,196	271,709	220,788
Less: accumulated depreciation	(501,334)	(509,647)	(489,639)	(474,727)	(455,282)

	2,633,553	2,693,329	2,664,325	2,650,346	2,607,794
Equity interests in real estate joint ventures:
Investments in rental properties	62,507	62,497	62,501	62,399	62,354

Real estate held for sale	84,797	31,936	80,574	113,034	112,337

Land under development	126,841	123,609	119,548	117,361	131,277

Total real estate portfolio	2,907,698	2,911,371	2,926,948	2,943,140	2,913,762

Cash	5,845	7,724	3,801	10,804	8,493
Other assets	89,925	73,521	78,441	65,278	61,262

TOTAL ASSETS	$3,003,468	$2,992,616	$3,009,190	$3,019,222	$2,983,517

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:

Unsecured senior notes	$1,457,662	$1,505,905	$1,513,963	$1,512,209	$1,510,482
Unsecured line of credit	365,000	245,000	295,000	312,000	265,000
Mortgage loans	134,000	151,496	152,163	152,816	162,300
Accounts payable and accrued expenses	60,775	91,039	75,284	83,272	74,272

Total liabilities	2,017,437	1,993,440	2,036,410	2,060,297	2,012,054

Redeemable noncontrolling interests	23,447	29,972	49,515	44,682	46,608

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	512	511	511	510	510
Additional paid-in capital	962,002	968,623	922,684	913,663	924,275

Total shareholders’ equity	962,584	969,204	923,265	914,243	924,855

TOTAL LIABILITIES AND EQUITY	$3,003,468	$2,992,616	$3,009,190	$3,019,222	$2,983,517

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008
REVENUE
Rental income	$80,437	$81,052	$81,704	$79,919	$78,376
Ancillary income	3,246	3,116	3,443	3,404	3,154

Total revenue	83,683	84,168	85,147	83,323	81,530

EXPENSES
Real estate expenses	$25,441	$24,287	$25,454	$24,493	$24,381
Depreciation	20,528	19,910	19,449	19,023	19,224
Interest expense (1)	21,022	22,974	22,841	23,254	22,963
General and administrative	4,326	5,784	4,760	5,378	4,655
Other expenses	—	5,719	—	—	—

Total expenses	71,317	78,674	72,504	72,148	71,223

Other income	628	6,047	607	637	594
Net gain from extinguishment of debt (1)	—	2,364	—	—	—

Income before minority interests, partnership income and discontinued operations	12,994	13,905	13,250	11,812	10,901

Partnership income	656	593	652	683	631

Income from continuing operations	13,650	14,498	13,902	12,495	11,532

Discontinued operations:
Discontinued operations, net (2)	2,841	3,521	4,806	5,419	4,705
Net gain on sales	—	41,164	24,820	—	—

Total discontinued operations	2,841	44,685	29,626	5,419	4,705

NET INCOME	$16,491	$59,183	$43,528	$17,914	$16,237

Redeemable noncontrolling interest in income	545	550	580	580	580
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,993	$55,680	$39,995	$14,381	$12,704

Net income per common share - basic	$0.25	$1.08	$0.78	$0.28	$0.25

Net income per common share - diluted	$0.25	$1.08	$0.77	$0.28	$0.25

Weighted average shares outstanding - basic (3)	51,180	51,120	51,060	51,020	50,985

Weighted average shares outstanding - assuming dilution (3)	51,180	51,181	51,564	51,538	51,379

(1)	Income Statements for 2008 have been restated to reflect the adoption of APB 14-1.
(2)	Details of earnings from discontinued operations, net:

	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008
Rental and ancillary income	$4,925	$6,942	$8,879	$9,672	$9,435
Real estate expenses	(1,702)	(2,640)	(3,303)	(3,352)	(3,294)
Depreciation	(382)	(781)	(770)	(901)	(1,401)
Interest expense	—	—	—	—	(35)

Income from discontinued operations, net	$2,841	$3,521	$4,806	$5,419	$4,705

(3)	See analysis of weighted average shares and ending shares in Exhibit B. Share count for the three months ended March 31, 2008 restated to reflect retroactive adoption of EITF 03-6-1.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,993	$55,680	$39,995	$14,381	$12,704
Add back/ exclude:
Depreciation from continuing operations	20,528	19,910	19,449	19,023	19,224
Depreciation from discontinued operations	382	781	770	901	1,401
Redeemable noncontrolling interest in income	545	550	580	580	580
Depreciation from unconsolidated entities	449	482	416	415	402
Net (gain) on sales	—	(41,164)	(24,820)	—	—

Less: Redeemable noncontrolling interests in income not convertible into common shares	(106)	(106)	(106)	(106)	(106)

FUNDS FROM OPERATIONS (1)	$34,791	$36,133	$36,284	$35,194	$34,205

Nonroutine income items (2)	—	$7,771	—	—	—

Other expenses (3)	—	$5,719	—	—	—

APB 14-1 - non cash interest charges (4)	$1,615	$1,600	$1,563	$1,568	$1,502

Weighted average shares and equivalents outstanding - assuming dilution (5)	51,965	51,986	52,404	52,383	52,224

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.66	$0.69	$0.69	$0.67	$0.65
Non-routine income items (2)	$0.00	$0.15	$0.00	$0.00	$0.00
Other Expenses (3)	$0.00	$0.11	$0.00	$0.00	$0.00
APB 14-1 - non cash interest charges (4)	$0.03	$0.03	$0.03	$0.03	$0.03

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(2)	The quarter ended December 31, 2008 EPS and FFO totals include $4,400,000 in proceeds from a legal settlement related to Pinnacle Galleria, $2,364,000 net gain from extinguishment of debt and a forfeited escrow deposit totaling $1,007,000 from a potential buyer on an asset held for sale that failed to close.
(3)	For the quarter ended December 31, 2008 other expenses include a $5,119,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge.
(4)	Represents adoption of APB 14-1, with required retrospective application to all periods. The interest cost adjustment relates to our $460,000,000 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(5)	Reflects the adoption of EITF 03-6-1.

CAPITAL EXPENDITURES	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008
Recurring capital expenditures	$2,506	$5,481	$3,731	$5,867	$1,781

Average apartment units in period	21,218	21,814	22,490	22,680	22,250
Capital expenditures per apartment unit in period	$118	$251	$166	$259	$80
Capital expenditures per apartment unit-trailing four quarters	$794	$756	$752	$767	$771
Revenue enhancing rehabilitation costs	$2,026	$4,231	$4,371	$4,408	$3,796

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008
Revenues from continuing operations	$83,683	$84,168	$85,147	$83,323	$81,530
Revenues from discontinued operations	4,925	6,942	8,879	9,672	9,435

Total Revenues	$88,608	$91,110	$94,026	$92,995	$90,965

Real estate expenses-continuing operations	$25,441	$24,287	$25,454	$24,493	$24,381
Real estate expenses-discontinued operations	1,702	2,640	3,303	3,352	3,294

Total Real Estate Expenses	$27,143	$26,927	$28,757	$27,845	$27,675

Partnership and other income	$1,284	$6,640	$1,259	$1,320	$1,225

Total Net Operating Income	$62,749	$70,823	$66,528	$66,470	$64,515

Depreciation from continuing operations	$20,528	$19,910	$19,449	$19,023	$19,224
Depreciation from discontinued operations	382	781	770	901	1,401

Total Depreciation	$20,910	$20,691	$20,219	$19,924	$20,625
Interest from continuing operations	$21,022	$22,974	$22,841	$23,254	$22,963
Interest from dicontinued operations	—	—	—	—	35

Total Interest	$21,022	$22,974	$22,841	$23,254	$22,998

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended March 31, 2009 and 2008

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q1 2009	Q1 2008	% Change	Q1 2009	Q1 2008	% Change
California
San Diego	3,958	$17,463	$17,330	0.8%	$4,996	$4,713	6.0%
Inland Empire	3,249	11,402	11,693	-2.5%	3,708	3,721	-0.3%
Orange County	2,545	11,231	11,343	-1.0%	3,308	3,317	-0.3%
Los Angeles	2,075	9,488	10,063	-5.7%	3,097	3,095	0.1%
San Francisco	2,928	14,741	14,259	3.4%	3,664	3,820	-4.1%

Subtotal; California	14,755	$64,325	$64,688	-0.6%	$18,773	$18,666	0.6%

Pacific Northwest
Seattle	2,624	10,175	10,094	0.8%	3,056	2,928	4.4%

Non-Core Markets (1)	1,302	3,625	3,804	-4.7%	1,369	1,441	-5.0%

Total Same-Store (2)	18,681	$78,125	$78,586	-0.6%	$23,198	$23,035	0.7%

			Net Operating Income
	No. of Communities	No. of Units	Q1 2009	Q1 2008	% Change	% of Total
California
San Diego	13	3,958	$12,467	$12,617	-1.2%	22.7%
Inland Empire	11	3,249	7,694	7,972	-3.5%	14.0%
Orange County	8	2,545	7,923	8,026	-1.3%	14.4%
Los Angeles	10	2,075	6,391	6,968	-8.3%	11.6%
San Francisco	9	2,928	11,077	10,439	6.1%	20.2%

Subtotal; California	51	14,755	$45,552	$46,022	-1.0%	82.9%

Pacific Northwest
Seattle	10	2,624	7,119	7,166	-0.7%	13.0%

Non-Core Markets (1)	3	1,302	2,256	2,363	-4.5%	4.1%

Total Same-Store (2)	64	18,681	$54,927	$55,551	-1.1%	100.0%

			Net Operating Income
	No. of Communities	No. of units	Q1 2009	Q1 2008
“Non Same-Store” Summary
Development properties (3)	4	1,156	$3,523	$1,604
Discontinued operations (4)	11	3,127	3,223	6,141
Joint venture income (5)	13	4,080	656	631
Commercial and Other (6)	n/a	n/a	(208)	(6)
Other income	n/a	n/a	628	594

Total Non Same-Store	28	8,363	$7,822	$8,964

Less Properties Sold 2008	(6)	(1,484)
Total All Units / NOI	86	25,560	$62,749	$64,515

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting January 1, 2008
(3)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization and two properties (157 units) partially delivered as of March 31, 2009 with units under construction.
(4)	Includes results from five properties classified as held for sale as of March 31, 2009 and six properties sold in 2008.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended March 31, 2009, other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of March 31, 2009 and 2008

		Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
	No. of Units	Q1’09	Q1’08	% Change	Q1’09	Q1’08	2009	2008
California
San Diego	3,958	$1,534	$1,547	-0.9%	93.8%	95.3%	70%	62%
Inland Empire	3,249	1,274	1,306	-2.5%	92.6%	92.7%	63%	58%
Orange County	2,545	1,541	1,574	-2.1%	93.8%	94.4%	54%	50%
Los Angeles	2,075	1,742	1,788	-2.6%	92.3%	93.6%	63%	58%
San Francisco	2,928	1,793	1,796	-0.2%	94.5%	95.2%	53%	48%

Subtotal; California	14,755	$1,559	$1,582	-1.5%	93.5%	94.3%	61%	56%

Pacific Northwest
Seattle	2,624	1,344	1,355	-0.8%	92.9%	95.4%	60%	47%
Non-Core Markets (1)	1,302	998	1,053	-5.2%	90.5%	91.6%	62%	50%

Total/Average Same Store (5)	18,681	$1,489	$1,513	-1.6%	93.2%	94.3%	61%	54%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents for the period.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the three month period, divided by the number of units in the region.
(5)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting January 1, 2008.

“Non Same-Store” Operating Metrics

Development, Held for Sale

and Joint Venture Communities - Q109 (6)

	Number of Units
	DEV	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co./ IE	932	304	—	1,236	$1,926	84.5%
San Francisco	224	—	—	224	2,122	92.5%
Sacramento	—	752	236	988	1,055	90.2%

Pacific Northwest
Seattle	—	587	—	587	1,091	94.1%

Mountain/Desert Markets
Phoenix	—	—	1,248	1,248	837	91.8%
Denver	—	—	2,596	2,596	915	93.6%

Total/Average Non-Same Store	1,156	1,643	4,080	6,879	$1,157	91.2%

Total/Average Portfolio				25,560	$1,400	92.6%

(6)	Consists of communities acquired and development properties delivered or stabilized after January 1, 2008, five properties held for sale and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure as of March 31, 2009

(Dollar and share amounts in thousands)

			For the three months ended March 31, 2009
	Balance Outstanding March 31, 2009	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets

FIXED RATE
Unsecured	$1,030,000	4.46 years	6.30%	52.6%	29.1%
Convertible debt (1)	427,662	2.92 years	6.01%	21.9%	12.1%
Secured	134,000	3.42 years	5.90%	6.8%	3.8%
Total fixed rate debt	$1,591,662	3.96 years	6.19%	81.3%	45.0%

VARIABLE RATE DEBT
Unsecured Line of credit (2)	365,000	3.50 years	2.08%	18.7%	10.3%
Total variable rate debt	$365,000	3.50 years	2.08%	18.7%	10.3%

TOTAL DEBT	$1,956,662	3.86 years	5.42%	100.0%	55.3%

Ratio of debt to total market capitalization	62%

Interest expense coverage - Q1 ‘09 (3)	3.0	x

Fixed charge coverage - Q1 ‘09 (3)	2.6	x

	Unsecured	Secured	Total
SCHEDULED PRINCIPAL PAYMENTS
2009	150,000	1,844	151,844
2010	150,000	33,271	183,271
2011	250,000	2,127	252,127
2012 (4)	792,662	66,645	859,307
2013	130,000	30,113	160,113
Thereafter	350,000	—	350,000

Total	$1,822,662	$134,000	$1,956,662

SENIOR UNSECURED DEBT RATINGS AS OF MAY 4, 2009
Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(negative)
Fitch	BBB	(negative)

	Qtr. Ended 3/31/2009	Qtr. Ended 3/31/2008
CAPITALIZED INTEREST
Interest capitalized	$5,655	$6,063

	Qtr. Ended 3/31/2009	Qtr. Ended 3/31/2008
SUMMARY OF COMMON SHARES
Weighted Average
Diluted shares - FFO (5)	51,965	52,224
Diluted shares - EPS (6)	51,180	51,379
Total shares and units outstanding at end of period	52,021	52,446

	Qtr. Ended 3/31/2009	Qtr. Ended 3/31/2008
SUMMARY OF PREFERRED SHARES
Total preferred shares outstanding	7,000	7,000

	Requirement	Qtr. Ended 3/31/2009
SELECTED DEBT COVENANTS & CREDIT RATIOS (7)
Aggregate Debt Test	<60%	56%
(Debt to total assets, as defined)
Secured Debt Test	<40%	4.0%
(Secured debt to total assets, as defined)
Debt Service Test	>1.50	2.06
(Income available for debt service charge, as defined)
Unencumbered Asset Test	>1.50	1.87
(Total unencumbered assets to unsecured debt)
Unencumbered NOI	N/A	94%
(NOI related to unencumbered assets)

(1)	Represents $449.6 million cash principal with 4.125% coupon adjusted to reflect APB 14-1.
(2)	At March 31, 2009 we had a revolving Line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the three months ended March 31, 2009.
(4)	Includes the scheduled maturity of our unsecured line of credit. At March 31, 2009, the outstanding balance was $365 million.
(5)	Represents denominator for shares in the calculation of diluted FFO per share. See summary of common shares in Exhibit B.
(6)	Represents denominator for shares in the calculation of diluted EPS. See summary of common shares in Exhibit B.
(7)	Represents strictest covenant compliance requirements of existing debt.

BRE Properties, Inc.

Development Communities and Land Held for Development

March 31, 2009

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
Park Viridian
Anaheim, CA	320	87.7	89.2	1.5	Podium	1Q/2009	3Q/2009
Taylor 28 Apartments
Seattle, WA	197	55.5	59.8	4.3	Podium	1Q/2009	2Q/2009
Belcarra Apartments
Bellevue, WA	296	60.6	83.7	23.1	Podium	3Q/2009	1Q/2010
Villa Granada
Santa Clara, CA	270	42.6	89.7	47.1	Podium	2Q/2010	3Q/2010

Total CIP	1,083	$246.4	$322.4	$76.0

LAND OWNED (4)	Number of Units	Cost Incurred	Estimated Cost (5)	Estimated Const. Start	Product Type
Wilshire La Brea (6)
Los Angeles, CA	470	$88.8	TBR	TBD	Podium
Pleasanton
Pleasanton, CA	240	13.4	TBR	TBD	Garden
Stadium Park II
Anaheim, CA	250	24.6	TBR	TBD	Wrap

Total Land Owned	960	$126.8	$455.0

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost (5)	Product Type
Pasadena II, CA	212	$7.3	TBR	Podium

Mercer Island, WA	166	4.7	TBR	Podium

Walnut Creek, CA	361	5.7	TBR	Podium

Sunnyvale, CA	338	3.6	TBR	Wrap

San Jose, CA	288	3.3	TBR	Podium

Total	1,365	$24.6	$505.0

(1)	Reflects all recorded costs incurred as of March 31, 2009, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.” Included in this amount is $19.7 million of costs for the 76 completed units on Park Viridian and $21.8 million of costs for the 81 completed units on Taylor 28 which are reflected on our Consolidated Balance Sheet as “direct investments in real estate - investments in rental properties.”
(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress
(5)	Reflects the aggregate cost estimates at year-end 2008; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(6)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

BRE Properties, Inc.	Exhibit A
Sequential “Same-Store” Multifamily Markets Summary
Last five quarters

REVENUES
	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008
California
San Diego	-1.1%	-1.0%	1.4%	1.3%	0.6%
Inland Empire	-2.2%	-1.6%	-0.5%	1.5%	1.4%
Orange County	-1.8%	-1.3%	1.3%	0.8%	1.5%
Los Angeles	-2.5%	-3.4%	0.3%	-0.3%	-0.3%
San Francisco	-1.1%	-0.5%	3.2%	2.0%	0.3%

Subtotal; California	-1.6%	-1.6%	1.1%	1.2%	0.6%

Pacific Northwest
Seattle	-0.4%	-2.8%	2.6%	1.6%	2.8%

Non-Core Markets (1)	-1.8%	-3.7%	-1.8%	4.0%	-0.4%

Total Same Store	-1.5%	-1.8%	1.2%	1.4%	0.9%

EXPENSES (2)
	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008
California
San Diego	6.4%	-7.9%	5.6%	2.2%	-7.8%
Inland Empire	2.1%	-8.4%	6.9%	1.9%	7.4%
Orange County	5.8%	-7.8%	1.9%	0.3%	-0.9%
Los Angeles	-0.2%	1.2%	1.0%	-1.9%	18.7%
San Francisco	0.0%	-2.5%	1.6%	-1.0%	7.0%

Subtotal; California	3.3%	-5.9%	4.2%	-0.1%	3.6%

Pacific Northwest
Seattle	5.2%	-8.8%	8.7%	-0.7%	1.0%

Non-Core Markets (1)	2.7%	-12.2%	11.0%	-4.9%	14.0%

Total Same Store	3.3%	-6.7%	5.1%	-0.2%	3.8%

NET OPERATING INCOME
	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008
California
San Diego	-3.8%	1.7%	-0.2%	1.0%	4.0%
Inland Empire	-4.2%	1.7%	-3.8%	1.3%	-1.0%
Orange County	-4.6%	1.4%	1.0%	1.0%	2.6%
Los Angeles	-3.5%	-5.4%	0.0%	0.5%	-6.9%
San Francisco	-1.5%	0.1%	3.7%	3.1%	-1.9%

Subtotal; California	-3.5%	0.2%	0.0%	1.8%	-0.5%

Pacific Northwest
Seattle	-2.6%	0.0%	0.1%	2.5%	3.7%

Non-Core Markets (1)	-4.3%	1.6%	-8.3%	9.1%	-7.3%

Total Same Store	-3.3%	0.2%	-0.4%	2.1%	-0.2%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B
Share Analysis as of March 31, 2009
(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 3/31/2009	Qtr. Ended 12/31/2008	Qtr. Ended 9/30/2008	Qtr. Ended 6/30/2008	Qtr. Ended 3/31/2008
Weighted average shares outstanding (1)	51,180	51,120	51,060	51,020	50,985
Weighted average OP units	785	805	840	845	845
Dilutive effect of stock based awards	—	61	504	518	394

Diluted shares - FFO (2)	51,965	51,986	52,404	52,383	52,224
Less: Anti-dilutive OP Units (3)	(785)	(805)	(840)	(845)	(845)

Diluted shares - EPS (4)	51,180	51,181	51,564	51,538	51,379

Ending	As of 3/31/2009	As of 12/31/2008	As of 9/30/2008	As of 6/30/2008	As of 3/31/2008
Shares outstanding at end of period	51,241	51,150	51,092	51,045	51,007
OP units at end of period	780	780	825	845	845
Dilutive effect of stock based awards	—	61	504	518	394

Total	52,021	51,991	52,421	52,408	52,446

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 3/31/2009	Qtr. Ended 12/31/2008	Qtr. Ended 9/30/2008	Qtr. Ended 6/30/2008	Qtr. Ended 3/31/2008
6.75% Series C, $25 per share liquidation pref.	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Represents denominator for shares in the calculation of diluted FFO per share. Prior period numbers have been adjusted to reflect the adoption of EITF 03-6-1.
(3)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(4)	Represents denominator for shares in the calculation of diluted EPS. Prior period numbers have been adjusted to reflect the adoption of EITF 03-6-1.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 3/31/2009	Quarter Ended 3/31/2008
Net income available to common shareholders	$12,993	$12,704
Depreciation from continuing operations	20,528	19,224
Depreciation from discontinued operations	382	1,401
Redeemable noncontrolling interest in income	545	580
Depreciation from unconsolidated entities	449	402
Less: Redeemable noncontrolling interest in income not convertible into common shares	(106)	(106)

Funds from operations	$34,791	$34,205

Allocation to participating securities - diluted FFO (1)	$(355)	$(181)

Allocation to participating securities - diluted EPS (1)	$(83)	$(58)

Diluted shares outstanding - EPS (2)	51,180	51,379
Net income per common share - diluted	$0.25	$0.25

Diluted shares outstanding - FFO (2)	51,965	52,224
FFO per common share - diluted	$0.66	$0.65

(1)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method under EITF 03-6-1.
(2)	See analysis of weighted average shares and ending shares at Exhibit B. Shares outstanding reflect adoption of EITF 06-3-1.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 3/31/2009	Quarter Ended 3/31/2008
Net income available to common shareholders	$12,993	$12,704
Interest, including discontinued operations	21,022	22,998
Depreciation, including discontinued operations	20,910	20,625

EBITDA	54,925	56,327
Redeemable noncontrolling interest in income	545	580
Dividends on preferred stock	2,953	2,953

Adjusted EBITDA	$58,423	$59,860

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 3/31/2009	Quarter Ended 3/31/2008
Net income available to common shareholders	$12,993	$12,704
Interest, including discontinued operations	21,022	22,998
Depreciation, including discontinued operations	20,910	20,625
Redeemable noncontrolling interest in income	545	580
Dividends on preferred stock	2,953	2,953
General and administrative expense	4,326	4,655

NOI	$62,749	$64,515

Less Non Same-Store NOI	7,822	8,964

Same-Store NOI	$54,927	$55,551